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                                                                  EXHIBIT 10.1.3



                               THIRD AMENDMENT TO
                       DEVELOPMENT AND LICENSING AGREEMENT

THIS AMENDMENT ("Third Amendment") to the Development and Licensing Agreement dated April 1, 1995, ("Agreement") among IT NETWORK, INC., a wholly-owned subsidiary of Source Media, Inc., and a Texas corporation located at Suite 1000, 8140 Walnut Hill Lane, Dallas, Texas 75231 ("ITN") and INTERACTIVE CHANNEL TECHNOLOGIES, INC., formerly known as Cableshare, Inc., an Ontario corporation with its office at 150 Dufferin Avenue, Suite 906, London, Ontario N684N6 ("ICT"), CABLE SHARE INTERNATIONAL, INC., a Barbados corporation with its office in Bridgetown, Barbados ("Cableshare Barbados"), CABLESHARE (U.S.) LIMITED, an Illinois corporation with its office in Chicago, Illinois ("Cableshare U.S.") and CABLESHARE B.V., a Netherlands corporation with its office in Amsterdam, Netherlands ("Cableshare B.V.") (ICT, Cableshare Barbados, Cableshare U.S., and Cableshare B.V. collectively "the ICT Companies") is entered into this 24th day of October, 1997.

WHEREAS, the Parties entered into the First Amendment to the Development and Licensing Agreement between ITN and the ICT Companies on October 31, 1996, ("First Amendment") and entered into the Second Amendment to the Development and Licensing Agreement between ITN and the ICT Companies on March 17, 1997, ("Second Amendment");

WHEREAS, according to the Second Amendment, the Agreement was amended to expire on June 1, 2002;

WHEREAS, ITN and the ICT Parties wish to modify certain terms and conditions set forth in the Agreement and to extend the Agreement, as amended by the Second Amendment, beyond June 1, 2002.

NOW THEREFORE, in consideration of the mutual promises and conditions set forth in this Third Amendment, ITN and the ICT Companies agree as follows:

      1. ITN and the ICT Companies mutually agree that the execution of this Third Amendment is a "written notice of renewal under Article 2.1 of the Agreement" and a return receipt of signed notice of renewal. Furthermore,
Article 2.1 of the Agreement is amended in its entirety as follows:

         "This Agreement shall commence on the Effective Date and shall continue until November 1, 2004. This term may be renewed for successive five-year terms at the option of ITN and the ICT Companies by the delivery of written notice of renewal signed by ITN to the ICT Companies followed by the return by the ICT Companies to ITN of such notice of renewal signed by the ICT Companies prior to the date upon which this Agreement would otherwise expire. Each such renewal shall be on the same terms and conditions contained in this Agreement, except as otherwise mutually agreed by the Parties."

      2. All terms and conditions of the Agreement, the First Amendment and the Second Amendment not modified by this Third Amendment remain in effect as set forth in the Agreement, the First Amendment and the Second Amendment.

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      3. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Third Amendment as of the day and year first above written.


IT NETWORK, INC.                   SOURCE MEDIA, INC.



Per: /s/ [ILLEGIBLE]               Per:  /s/ [ILLEGIBLE]
    --------------------------         -----------------------------------------

Title: Secretary                   Title: Chief Financial Officer and Treasurer
      ------------------------            --------------------------------------

INTERACTIVE CHANNEL TECHNOLOGIES,
INC.


Per: /s/ [ILLEGIBLE]
    --------------------------
Title: Secretary
      ------------------------

CABLESHARE, B.V.                   CABLE SHARE INTERNATIONAL, INC.


Per: /s/ [ILLEGIBLE]               Per:  /s/ [ILLEGIBLE]
    --------------------------         -----------------------------------------
Title:  Director                   Title: Secretary
      ------------------------           ---------------------------------------

Per: /s/ [ILLEGIBLE]
    --------------------------
Title:  Director
      ------------------------

CABLESHARE (U.S.) LIMITED


Per: /s/ [ILLEGIBLE]
    --------------------------

Title: Secretary
      ------------------------


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